UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           October 31, 2005
                                                     ---------------------------

                                Axia Group, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        001-09418               87-0509512
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(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                 File Number)            Identification No.)

               5520 Wellesley Street, Suite 109, La Mesa, CA 91942
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (619) 466-4928-2300

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         Not applicable.

Item 1.02         Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         Not applicable.

Item 3.03         Material Modification to Rights of Security Holders.

         Not applicable


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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

(a) On October 31, 2005, HJ Associates & Consultants, LLP resigned as our independent accountants. The termination of our relationship with HJ Associates & Consultants was unanimously accepted by our board of directors.

      The reports of HJ Associates & Consultants on our financial statements for the fiscal years ended September 30, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of HJ Associates & Consultants on our financial statements as of and for the year ended September 30, 2004 and the periods ended December 31, 2004, March 31, 2005 and June 30, 2005 stated that we had cumulative operating losses that raised substantial doubt about our ability to continue as a going concern.

      During our fiscal years ended September 30, 2003 and 2004 and the subsequent interim period through October 31, 2005, the date of HJ Associates & Consultants resignation, we did not have any disagreement with HJ Associates & Consultants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of HJ Associates & Consultants on our financial statements as of and for the year ended September 30, 2004 and the periods ended December 31, 2004, March 31, 2005 and June 30, 2005 stated that we had cumulative operating losses that raised substantial doubt about our ability to continue as a going concern.

      We have provided HJ Associates & Consultants with a copy of this report prior to its filing with the Commission. HJ Associates & Consultants has provided a letter to us, dated October 31, 2005 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

(b) We engaged Malone & Bailey, PC on October 31, 2005. We had not consulted Malone & Bailey, PC regarding any of the matters specified in Item 304(a)(2) of Regulation S-B. The decision to change accountants from HJ Associates & Consultants to Malone & Bailey, PC was approved by our board of directors.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

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

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


                  Exhibit
                  Number            Description
                  ------            -----------

                  16.1              Letter on change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Axia Group, Inc.


Date:  November 3, 2005           By: /s/ Jeffrey W. Flannery
                                     -----------------------------------------
                                  Jeffrey W. Flannery, Chief Executive Officer

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